Restrictions on Cash and Due from Bank Accounts	12 Months Ended
Dec. 31, 2016
Receivables [Abstract]
Restrictions on Cash and Due from Bank Accounts
(6)	Restrictions on Cash and Due from Bank Accounts

The Bank is required to maintain reserve balances with the Federal Reserve Bank of Philadelphia. There was no required reserve balance at December 31, 2016 and December 31, 2015 because the Bank had sufficient vault cash available.